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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


            Current report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report:  September 22, 1999


Commission File No.: 0-26914


                            AirTran Holdings, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                    Nevada                                 58-2189551
        -------------------------------                 ----------------
        (State or other jurisdiction of                 (I.R.S. Employer
         incorporation or organization)                Identification No.)


            9955 AirTran Boulevard, Orlando, Florida       32827
            ------------------------------------------------------
            (Address of principal executive offices)    (Zip code)


                                (407) 251-5600
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             (Registrant's telephone number, including area code)



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Item 5. Other Events.  On September 21, 1999, AirTran Holdings, Inc. provided certain forward-looking information to the media related to its financial performance in the third quarter of 1999. Certain of the information contained in the statements to the media and in this 8-K filing should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of AirTran Holdings' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing, weather conditions, government legislation, consumer perceptions of AirTran Holdings' products, demand for air transportation in the markets in which AirTran Holdings operates and other risks and uncertainties AirTran Holdings' listed from time to time in AirTran Holdings' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. AirTran Holdings assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

AirTran Holdings chairman and chief executive officer Joseph B. Leonard confirmed in a media interview with CNBC on September 21, 1999 that he expects the company to be profitable in the current fiscal quarter. Mr. Leonard also reported that the company would not meet the earnings expectations of industry analysts for the third quarter ended September 30, 1999.

AirTran Holdings expects that it will achieve a significant improvement in year-over-year results reflecting among other things, a double-digit increase in year-over-year unit revenue growth and other management initiatives. AirTran Holdings reported a loss of 17 cents per share in the third quarter of 1998.

AirTran Holdings' third quarter earnings are expected to be below analyst expectations primarily because of the competitive environment in the eastern United States and from reduced capacity attributable to a lower than expected completion factor (i.e. Hurricane Floyd and operational factors).


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AIRTRAN HOLDINGS, INC.


Date:  September 22, 1999              /s/ Robert L. Fornaro
                                       -------------------------------------
                                       Robert L. Fornaro
                                       Chief Financial Officer